UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On April 15, 2021, Veracyte, Inc. (the “Company”) issued a press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Press Release”) that, among other things, announced certain preliminary financial and operating results for the three months ended March 31, 2021, including that the Company expects to report that it generated total revenue of between $36 million and $37 million, including between $3.5 million and $3.8 million for urologic cancers, and that its product and testing volume was between 14,000 and 15,000 tests, including between 1,400 and 1,500 tests in urologic cancers.

The Company’s unaudited financial statements for the three months ended March 31, 2021 are not yet available. Accordingly, the Company’s preliminary revenue information in the Press Release is an estimate and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the review of the Company’s financial statements. The preliminary revenue information in the Press Release may differ materially from the actual results that will be reflected in the Company’s unaudited financial statements when they are completed and publicly disclosed.

The information in this Current Report on Form 8-K under Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On April 12, 2021, Keith Kennedy, Chief Financial Officer and Chief Operating Officer of the Company, informed the Company that he would be retiring, effective as of May 15, 2021 and following the Company’s release of its full quarterly results for the three months ended March 31, 2021 and the filing of its Quarterly Report on Form 10-Q for such quarter.

(c) Appointment of Certain Officers

In connection with Mr. Kennedy’s retirement, the Company appointed Beverly Jane Alley, 58, as Acting Chief Financial Officer, effective as of May 15, 2021 (the “Appointment Date”). Mr. Kennedy’s retirement and Ms. Alley’s appointment were announced in the Press Release on April 15, 2021.

Prior to her appointment, Ms. Alley served as the Company's Vice President, Corporate Controller and Principal Accounting Officer since April 2021, as Executive Director, Corporate Controller from January 2021 to April 2021, and as Finance Consultant from March 2018 to January 2021. Prior to joining the Company, Ms. Alley served as Vice President and Controller at American Capital Senior Floating, Ltd., an investment management company, from November 2015 to June 2017. From November 2004 to August 2015, Ms. Alley held a variety of positions at MCG Capital Corporation, a commercial finance company, including Chief Financial Officer. Ms. Alley holds a B.B.A in Finance from the University of Oklahoma and an M.B.A. from Troy State University. Ms. Alley is a Certified Public Accountant.

In connection with Ms. Alley’s appointment as Acting Chief Financial Officer, the Compensation Committee of the Board approved the Company’s entry into a letter agreement (the “Letter Agreement”) with Ms. Alley, which includes the following terms: (i) an initial annual base salary of $300,000 per year (the “Initial Base Salary”), (ii) an additional stipend payable biweekly during her tenure as Acting Chief Financial Officer at an annual rate of $100,000, (iii) an annual discretionary bonus of up to 35% of Ms. Alley’s total cash compensation, including her Initial Base Salary and amounts earned pursuant to the stipend, and (iv) a restricted stock unit (the “RSU Award”) representing the opportunity to receive an aggregate of 5,500 shares of the Company’s common stock (“Common

Stock”) with the shares underlying the RSU Award vesting on the first anniversary of the Appointment Date, so long as Ms. Alley remains employed by the Company through such vesting date, among other benefits. The RSU Award will also vest in full (i) in the event there is a Change in Control of the Company or in the event that a new chief financial officer of the Company is appointed, in either case which results in Ms. Alley ceasing to serve as the Company’s Principal Accounting Officer, or (ii) in the event Ms. Alley experiences a termination without Cause or she resigns for Good Reason (in each case, with such terms as defined in the award agreement for the RSU Award).

The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Letter Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2021.

Ms. Alley is party to the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on October 7, 2013 (File No. 333-191282).

There is no arrangement or understanding between Ms. Alley and any other person pursuant to which she was selected as an officer of the Company, and there are no family relationships between Ms. Alley and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Ms. Alley has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

(e) Compensatory Arrangements of Certain Officers

In connection with Mr. Kennedy’s retirement, and in exchange for a standard release of claims, consistent with Mr. Kennedy’s Amended and Restated Change of Control and Severance Agreement, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 30, 2019 (File No. 001-36156), the Company has agreed to provide Mr. Kennedy with six months’ salary and continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

Forward-Looking Statements

This Current Report on Form 8-K, including the Press Releases, contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Company’s financial and operating results for the three months ended March 31, 2021. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, the Company’s ability to successfully transition the chief financial officer role, the Company’s ability to successfully integrate the Decipher Biosciences business; risks inherent in the achievement of anticipated synergies and the timing thereof; and the finalization of the Company’s financial results for the first quarter of 2021 and the review of its financial statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to the Company’s business in general, the Company refers you to the “Risk Factors” section of Veracyte’s Securities and Exchange Commission (“SEC”) filings, including Veracyte’s most recent Form 10-K and 10-Q, which are available on the Investor Relations page of Veracyte’s website at https://investor.veracyte.com/ and on the SEC website at www.sec.gov. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 15, 2021

VERACYTE, INC.

		By:	/s/ Bonnie Anderson
		Name:	Bonnie Anderson
		Title:	Chief Executive Officer